SGA Emerging Markets Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.0%
Communication Services—6.4%
Kakao Corp.(1)	398	$143
Tencent Holdings Ltd.	3,736	272
		415

Consumer Discretionary—32.5%
Alibaba Group Holding Ltd.(1)	12,344	370
Fast Retailing Co. Ltd.	243	218
Huazhu Group Ltd. ADR	5,260	237
JD.com, Inc. ADR(1)	2,553	224
MercadoLibre, Inc.(1)	153	256
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	1,155	215
TAL Education Group ADR(1)	2,536	181
Trip.com Group Ltd. ADR(1)	6,432	217
Yum China Holdings, Inc.	3,100	177
		2,095

Consumer Staples—19.7%
Budweiser Brewing Co. APAC Ltd.	72,146	238
CP ALL PCL(1)	145,001	282
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	3,036	230
Raia Drogasil S.A.	30,025	145
Unicharm Corp.	2,483	118
Wal-Mart de Mexico SAB de C.V.	91,303	256
		1,269

Financials—17.8%
AIA Group Ltd.	21,143	259
HDFC Bank Ltd. ADR(1)	4,854	351
Ping An Insurance Group Co. of China Ltd. Class H	14,055	172
Sanlam Ltd.	41,508	166
XP, Inc. Class A(1)	5,059	201
		1,149

Health Care—7.3%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	119,970	271
Wuxi Biologics Cayman, Inc.(1)	15,097	200
		471

Industrials—3.1%
Kansas City Southern	958	196
Information Technology—7.0%
Infosys Ltd. Sponsored ADR	16,675	283
	Shares	Value

Information Technology—continued
Visa, Inc. Class A	772	$169
		452

Materials—3.2%
Asian Paints Ltd.	5,402	204
Total Common Stocks (Identified Cost $4,659)		6,251

Total Long-Term Investments—97.0% (Identified Cost $4,659)		6,251

Short-Term Investment—3.1%
Money Market Mutual Fund—3.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	199,312	199
Total Short-Term Investment (Identified Cost $199)		199

TOTAL INVESTMENTS—100.1% (Identified Cost $4,858)		$6,450
Other assets and liabilities, net—(0.1)%		(8)
NET ASSETS—100.0%		$6,442

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
China	37%
India	12
Brazil	9
United States	9
Hong Kong	8
Mexico	8
Japan	5
Other	12
Total	100%
† % of total investments as of December 31, 2020.
See Notes to Schedule of Investments

SGA Emerging Markets Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$6,251	$6,251
Money Market Mutual Fund	199	199
Total Investments	$6,450	$6,450
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

SGA EMERGING MARKETS GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
3